                                                                    EXHIBIT 10.1

                             GLENDALE FEDERAL BANK

                          DIRECTORS' RETIREMENT PLAN
                          --------------------------
                         As Amended September 27, 1994

   GLENDALE FEDERAL BANK, FEDERAL SAVINGS BANK hereby adopts the Glendale Federal Bank Directors' Retirement Plan for certain members of the Board of Directors of the Bank and for certain former members of the Board of Directors of GLENFED who are not employees of the Bank, GLENFED or any of their respective subsidiaries. The purpose of the Plan is to recognize and reward the service devoted to the Bank and GLENFED by Directors, to revise and confirm in plan form the benefits the Bank is obligated to provide to Directors pursuant to resolutions of the Board of Directors of the Bank adopted on August 19, 1980 and August 21, 1984, and to assume the obligations outstanding under the GLENFED Amended and Restated Directors' Retirement Plan.

ARTICLE 1
---------

Definitions
-----------

     1.01 "Bank" means Glendale Federal Bank, Federal Savings Bank, and its predecessor Glendale Federal Savings and Loan Association.

     1.02 "Board" means the Board of Directors of the Bank and the Board of Directors of GLENFED.

     1.03 "Board Service" means the number of months of combined service on the Board and on the board of directors of any institution merged with or acquired by the Bank.

     1.04 "Change of Control" means the occurrence of any of the following events:

          (i) any "person" (as such term as used in Sections 1 3(d) and 1 4(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the regulations of the Securities and Exchange Commission (the "SEC") thereunder, each as in effect on December 21, 1993, and including any such persons that may be deemed to be acting in concert with respect to the Bank or the acquisition, ownership or voting of Bank securities) becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act and the regulations of the SEC thereunder, each as in effect on December 21, 1993) of outstanding securities of the Bank representing 20% or more of the combined voting power of the Bank's then outstanding securities;

          (ii) at any time during the three-year period after December 21, 1993, the composition of the Board of Directors of the Bank is changed such that persons who were directors of the Bank, or of GLENFED, at the beginning of such three-year period, or persons nominated or elected by a majority of such persons, do not continue to comprise a majority of the members of such Board of Directors of the Bank;

          (iii) the stockholders of the Bank approve a merger or consolidation of the Bank with, or a reorganization transaction involving the Bank and, any other entity, other than a merger, consolidation or reorganization which would result in the voting securities of the Bank outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Bank or such surviving entity outstanding immediately after such merger or consolidation;

          (iv) the stockholders of the Bank approve a plan of complete liquidation of the Bank or an agreement for the sale or disposition by the Bank of more than 50% of its consolidated assets; or

          (v) any other event, transaction or series of events or transactions occurs as a result of which any person may be deemed to "acquire control" of the Bank (as such terms are defined in the regulations of the Office of Thrift Supervision set forth at 12 C.F.R. Part 574 as in effect on December 21, 1993.

     1.05 "Director" means a member of the Board.

     1.06 "Fee" means the monthly base retainer fee received by a Director for service on the Board plus the fee paid for attending one Board meeting per month, excluding any additional payments for service on, or chairing meetings of Committees of the Board.

     1.07 "GLENFED" means GLENFED, Inc., which was the parent holding company of the Bank from January 1986 until August 26, 1993.

     1.08 "GLENFED Plan" means the Directors' Retirement Plan as adopted by Resolution of the Board of Directors of the Bank dated December 17, 1985, amended by resolutions of the Board of Directors of GLENFED dated July 22, 1986 and September 23, 1986, put in plan format by Resolution of the Board of Directors of GLENFED dated April 26, 1988, amended by Resolutions of the Board of Directors of GLENFED dated January 24, 1989, June 26, 1990, September 25, 1990, November 27, 1990, June 23, 1992, and as amended and restated on March 25, 1993.

     1.09 "Grantor" means the Bank.

     1.10 "Monthly Retirement Benefit" means: (i) in the case of a Retired Director, the monthly. Retirement Benefit payable in the amount and for the period specified on Schedule A attached hereto, and (ii) in the case of a Director whose Retirement occurs on or after March 25, 1993, a monthly benefit equal to the Fee received by such Director immediately prior to Retirement, payable for a period following such Director's Retirement equal to the Director's Board Service, up to a maximum of 180 months.

     1.11 "Plan" means this Directors' Retirement Plan, as it may be amended from time to time by the Board.

     1.12 "Retired Director" means the members or the Board listed as retired directors on Schedule A attached.

     1.13 "Retirement" means the resignation, decision not to run for re-election or failure of a Director to be re-elected, or death while a Director, after five (5) years of Board Service, but shall not include the removal of a Director for cause; provided, however, that if a Change of Control shall have occurred, Retirement shall mean any termination of Board Service within 2 years thereafter, other than removal for cause, without regard to the length of Board Service. For purposes of this Plan, removal "for cause" shall mean removal on the grounds of the Director's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform the Director's duties of office, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, provided that a Director shall not be deemed to have been removed for cause unless and until a Director has been notified in writing that such Director has been found guilty of misconduct of the type described in this Section 1.13 and specifying the particulars thereof in detail, and in the case of misconduct that can be cured, the Director shall have failed to cure the same within a reasonable period of time thereafter.

     1.14 "Trust Agreement" means the document through which the Grantor and Trustee have agreed upon the terms under which the Trustee will hold funds to secure payments under the Plan.

     1.15 "Trustee" means the entity which has entered into a Trust Agreement with the Bank to, inter alia, receive, safeguard, invest, administer and
                  ----- ----
distribute assets transmitted by the Grantor to secure payments under the Plan.

     1.16 "Vested Benefit" means the amount and duration of payment of the Monthly Retirement Benefit which any Retired Director or any Director whose Retirement has occurred is entitled to receive under this Plan as in effect on the date of December 21, 1993 or the date of such Director's Retirement.

ARTICLE II
----------

Plan Participation
------------------

     2.01 All Directors who are not employees of the Bank, GLENFED or any of their respective subsidiaries are participants in the Plan.

     2.02 A Director who is or has been an employee of the Bank, GLENFED or any of their respective subsidiaries shall accrue Board Service under the Plan during any year during which such Director is not then an employee of the Bank, GLENFED or any of their respective subsidiaries.

ARTICLE III
-----------

Retirement Payments
-------------------

     3.01 A Director, other than a Director removed for cause as defined in
Section 1.13 above, shall be entitled to receive a Monthly Retirement Benefit payable in accordance with Article IV. The Monthly Retirement Benefit shall be payable by the Trustee or, in the event the Trustee fails to make any payment required hereunder within 180 days after notice and demand therefor, by the Bank.

     3.02 There shall be no adjustment to the amount of the Monthly Retirement Benefit resulting from changes in the amount of monthly Board remuneration subsequent to Retirement.

     3.03 Payments will be made by the Trustee, or by the Bank, if applicable, to the Director or, in the event of such Director's death prior to the full distribution of benefits hereunder, to the beneficiary designated by the Director, and, in the event of the death of such beneficiary prior to the full distribution of benefits hereunder, to the estate of the survivor of the Director or such beneficiary, provided that in the case of a Retired Director entitled to receive a Monthly Retirement Benefit for life, as specified on Schedule A attached, no Monthly Retirement Benefit shall be payable to any beneficiary of such Retired Director following such Retired Director's death.

     3.04 If a Change of Control shall have occurred, any Director shall have the right to elect upon Retirement thereafter, and any Director or Retired Director whose Retirement occurred prior to the occurrence of such Change of Control shall receive the retirement benefits due under this Plan in a lump sum without discount for early payment of the benefit due.

ARTICLE IV
----------

Commencement of Payments
------------------------

    4.01 If a Director retires upon reaching the normal retirement age of 65, or any time thereafter, the Monthly Retirement Benefit will commence on the first day of the month following the effective date of such retirement.

    4.02 If a Director retires or dies before reaching the age of 65, the Monthly Retirement Benefit will commence, in the case of retirement, to the Director on the first day of the month following attainment of age 65, or in the case of death, to the Director's beneficiary on the sixty-fifth anniversary of the Director's birth. The Board may approve the earlier commencement of the distribution of the Monthly Retirement Benefit if the Director dies or if the Director's retirement is for reason of serious illness.

    4.03 If a Change of Control shall have occurred the lump sum payment to the retiring or Retired Director shall be payable within 30 days after such Change of Control on subsequent retirement, whichever shall last occur.

ARTICLE V
---------

Trust
-----

    5.01 An irrevocable Grantor's Trust (I.e., "Rabbi Trust") has been or will be established under which the Trustee will hold, invest and manage assets of the Bank transmitted to the Trustee to secure the payment of benefits hereunder, and will distribute Monthly Retirement Benefits to Directors or their designated beneficiaries, if applicable, under the Plan.

    5.02 Assets of the Bank have been or will be transferred to the Trustee from time-to-time in an amount or amounts sufficient to satisfy all estimated payment obligations accrued under the Plan.

    5.03 A Trust Management Committee of the Grantor, consisting of the Chief Executive Officer, Chief Financial Officer and such other corporate officer as shall be designated by the Board or a duly designated committee thereof, shall be responsible to direct investment actions of the Trustee, monitor reporting by the Trustee and resolve any problems arising under the Trust or the Plan.

ARTICLE VI
----------

Plan Amendment/Termination
--------------------------

   6.01 The Plan may be amended or terminated at any time by the Board so long as Vested Benefits under the Plan are not decreased for any participant.

ARTICLE VII
-----------

Resumption of Benefits/Assumption of GLENFED Plan
-------------------------------------------------

   7.01 As originally adopted in plan form on March 25, 1993, the Plan provided a fixed schedule of benefits earned by service on the Board of Directors of the Bank through and including June 30, 1992. As amended hereby, it is intended that Board Service from and after June 30, 1992 shall be included in determining the Monthly Retirement Benefit of any Director under the Plan.

   7.02 On August 26, 1993 GLENFED was merged with and into a whollyowned subsidiary of the Bank, which subsidiary became by operation of law the obligor for each and all of the obligations of GLENFED under the GLENFED Plan. As amended hereby, it is intended that the obligation to pay the "Retirement Benefit" provided under the GLENFED Plan shall be and is hereby assumed by the Bank with the effect that service on the Board of Directors of GLENFED shall be deemed to have been Board Service under this Plan. By accepting Monthly Retirement Benefits hereunder, any Director or Retired Director shall waive and relinquish any right to receive any separate or additional payment from any person under the GLENFED Plan.

                          DIRECTORS' RETIREMENT PLAN

                                  SCHEDULE A

Retired Director                 Monthly Benefit            Last Payment
---------------                  ---------------            ------------
Dean R. Bailey                      3,483.33                  10/01/11
Charles T. Blair                    3,083.33                  06/03/09
Robert Breitbard                    2,333.33                  03/31/99
Douglas A. Clarke                   3,083.33                  09/30/05
Morris K. Daley                     3,083.33                  07/31/07
Milo D'Anjou                        1,833.34                   5/31/97*
Cecil Dunn                          1,083.33                  Life
Richard O. Kearns                   3,083.33                  09/30/02
Walter Ketcham                      3,083.33                  11/30/04
Gordon Klett                          583.45                  Life
Robert E. Langdon                   1,833.33                  04/30/98
Richard G. Ray                      2,333.33                  06/30/99
Jean C. Roeschlaub                  3,083.33                  01/31/07
Robert J. Springer                    733.33                    7/1/96*
Jack D. Steele                      3,083.33                  09/30/09
E. Gex Williams, Jr.                3,483.33                  10/01/11

*  payments suspended; deceased 9-6-97
** payments suspended; deceased 7-1-96

                          GLENDALE FEDERAL BANK, FSB

                            Secretary's Certificate
                            -----------------------

     The undersigned, being the duly elected Secretary of Glendale Federal Bank, Federal Savings Bank (the "Bank"), hereby certifies that attached hereto as Exhibit A and Exhibit B are true and correct copies of resolutions duly adopted by the Board of Directors of the Bank at a meeting held on June 23, 1997, during which a quorum was present and acting throughout, which resolutions have not been amended and are in full force and effect.

     Witness my hand and seal this 26th day of June, 1997.


                                       /s/ James R. Eller, Jr.
                                       -----------------------------
                                       James R. Eller, Jr.
                                       Secretary


[SEAL]

EXHIBIT B

RESOLVED, that the Director's Retirement Plan is hereby amended as follows:

ARTICLE I
---------

Definitions
-----------

Section 1.10 is deleted in its entirety.

        1.10 "Monthly Retirement Benefit" means (i) in the case of a Retired Director, the monthly Retirement Benefit payable in the amount and for the period specified on Schedule A attached hereto, and (ii) in the case of a Director whose Retirement occurs on or after March 25, 1993, a monthly benefit equal to the Fee received by such Director immediately prior to Retirement, payable for a period following such Director's Retirement equal to the Director's Board Service, up to a maximum of 180 months.

Section 1.10 is deleted in its entirety and the following is inserted in lieu thereof:

        1.10 "Monthly Retirement Benefit" means (i) in the case of a Retired Director, the monthly Retirement Benefit payable in the amount and for the period specified on Schedule A attached hereto, and (ii) in the case of a Director whose Retirement occurs on or after June 23, 1997, a monthly benefit equal to the Fee received by such Director immediately prior to Retirement, payable for a period following such Director's Retirement equal to the Director's Board Service up to a maximum of 240 months.

EXHIBIT A

RESOLVED, that the Director's Retirement Plan is hereby amended as follows:

ARTICLE I
---------

Definitions
-----------

Section 1.13 is deleted in its entirety.

    "Retirement" means the resignation, decision not to run for re-election or failure of a Director to be re-elected, or death while a Director, after (5) years of Board Service, but shall not include the removal of a Director for cause; provided, however, that if a Change of Control shall have occurred, Retirement shall mean any termination of Board Service within 2 years thereafter, other than removal for cause, without regard to the length of Board Service. For purposes of this Plan, removal "for cause" shall mean removal on the grounds of the Director's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform the Director's duties of office, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, provided that a Director shall not be deemed to have been removed for cause unless and until a Director has been notified in writing that such Director has been found guilty of misconduct of the type described in this Section 1.13 and specifying the particulars thereof in detail, and in the case of misconduct that can be cured, the Director shall have failed to cure the same within a reasonable period time thereafter."

Section 1.13. is deleted in its entirety and the following is inserted in lieu thereof:

     1.13 "Retirement" means the resignation, decision not to run for re-election or failure of a Director to be re-elected, or death while a Director, after (5) years of Board Service, or termination of Board Service without regard to length of Board Service at the annual meeting of the Bank immediately following attainment of age 70, but shall not include the removal of a Director for cause; provided, however, that if a Change of Control shall have occurred, Retirement shall mean any termination of Board Service within 2 years thereafter, other than removal for cause, without regard to the length of Board Service. For purposes of this Plan, removal "for cause" shall mean removal on the grounds of the Director's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform the Director's duties of office, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, provided that a Director shall not be deemed to have been removed for cause unless and until a Director has been notified in writing that such Director has been found guilty of misconduct of the type described in this Section 1.13 and specifying the particulars thereof in detail, and in the case of misconduct that can be cured, the Director shall have failed to cure the same within a reasonable period time thereafter.

                            SECRETARY'S CERTIFICATE

        The undersigned, being the duly elected Secretary of Glendale Federal Bank, Federal Savings Bank (the "Bank"), hereby certifies that attached hereto as Exhibit A is a true and correct copy of a resolution duly adopted by the Board of Directors of the Bank at a meeting held on December 17, 1996 during which a quorum was acting throughout, which resolution has not been amended and is in full force and effect.
        Witness my hand and seal this 22nd day of January, 1997.

        [seal]                          /s/ James R. Eller, Jr.
                                        -----------------------
                                        James R. Eller, Jr.
                                        Secretary

                                                                       Exhibit A

RESOLVED, that the Directors' Retirement Plan is hereby amended as follows:

ARTICLE I
---------

Definitions
-----------

Section 1.03 is deleted in its entirety and the following is inserted in lieu thereof:

"1.03 "Board Service" means the number of months of service on the Board."

ARTICLE II
----------

Plan Participation
------------------

Section 2.01 is deleted in its entirety and the following is inserted in lieu thereof:

"2.01 All Directors who are not participants in the Glendale Federal Retirement Plan are participants in the Plan."

Section 2.02 is deleted in its entirety and the following is inserted in lieu thereof:

"2.02 A Director who is or has been a participant in the Glendale Federal Retirement Plan shall accrue Board Service under the Plan during any period during which such Director is not a participant in the Glendale Federal Retirement Plan."

                 GLENDALE FEDERAL BANK, FEDERAL SAVINGS BANK
                    CERTIFIED COPY OF EXCERPT FROM MINUTES

       The undersigned, Dorothy F. Page, hereby certifies that she is and at all times herein mentioned was the duly elected and acting Assistant Corporate Secretary of Glendale Federal Bank, Federal Savings Bank, a federally chartered savings bank, and that the following is a true excerpt from the Minutes of the Meeting of the Board of Directors of Glendale Federal Bank held on November 28, 1995, at which meeting a quorum was present and acting throughout and the following resolution was adopted:

     RESOLVED, that the Directors' Retirement Plan is hereby amended as follows:

     Section 4.01 is deleted in its entirety and the following is inserted in lieu thereof:

     "4.01 The Monthly Retirement Benefit will commence on the first day of the month following the effective date of Retirement."

     Section 4.02 is deleted in its entirety and the following is inserted in lieu thereof:

     "4.02 If a Director dies prior to Retirement, but after five years of service, payment of the Monthly Retirement Benefit to Director's Beneficiary will commence the first day of the month following such Director's death."

       IN WITNESS WHEREOF, I have executed this Certificate as Assistant Corporate Secretary of Glendale Federal Bank, Federal Savings Bank, and have affixed the corporate seal hereto this 2nd day of January, 1996.


                                        /s/ Dorothy F. Page
                                       -------------------------------
                                       Dorothy F. Page
                                       Assistant Corporate Secretary
                                       GLENDALE FEDERAL BANK, FEDERAL
                                       SAVINGS BANK

[SEAL]

                           SECRETARY' S CERTIFICATE

     The undersigned, being the duly elected Secretary of Glendale Federal Bank, Federal Savings Bank (the "Bank"), hereby certifies that attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by the Board of Directors of the Bank at a meeting held on July 26, 1994 during which a quorum was acting throughout, which resolutions have not been amended and are in full force and effect.

     Witness my hand and seal this 23rd day of August, 1994.

    [seal]
                                       /s/ James R. Eller, Jr.
                                       -----------------------------
                                       James R. Eller, Jr.
                                       Secretary

                           SECRETARY' S CERTIFICATE

     The undersigned, being the duly elected Secretary of Glendale Federal Bank, Federal Savings Bank (the "Bank"), hereby certifies that attached hereto as Exhibit A is a true and correct copy of the Glendale Federal Bank Directors' Retirement Plan in the form duly adopted by the Board of Directors of the Bank at a meeting held on December 21, 1993 during which a quorum was acting throughout.

     Witness my hand and seal this 11th day of January 1994.

[seal]
                                       /s/ James R. Eller, Jr.
                                       --------------------------
                                       James R. Eller, Jr.
                                       Secretary

                                                                       EXHIBIT A

RESOLVED, that the Bank's Directors' Retirement Plan is hereby amended to provide that in the event that a Director elects to receive a lump sum payment following a change in control of the Bank, such payment shall not be discounted.

                          DIRECTORS' RETIREMENT PLAN
                                  SCHEDULE A

 Retired Director           DOB     Date of Retirement   Monthly Benefit      Benefit Form        Duration*
-------------------------------------------------------------------------------------------------------------
Bailey, Dean              8/19/26      10/22/96              $3,483.33       15 year Certain      10/01/2011
-------------------------------------------------------------------------------------------------------------
Blair, Charles T.         6/15/25       7/26/94              $3,038.33       15 Year Certain      07/01/2009
-------------------------------------------------------------------------------------------------------------
Breitbard, Robert         4/28/19        5/1/89              $2,333.33       10 Year Certain      04/01/1999
-------------------------------------------------------------------------------------------------------------
Clarke, Douglas           1/22/19        3/1/94              $3,083.33       12 Year Certain      02/01/2006
-------------------------------------------------------------------------------------------------------------
Daley, Morris             3/10/26        7/1/92              $3,083.33       15 Year Certain      08/01/2007
-------------------------------------------------------------------------------------------------------------
D'Anjou, Milo             5/27/17        6/1/87              $1,833.34       10 Year Certain      06/01/1997
-------------------------------------------------------------------------------------------------------------
Dunn, Cecil               10/7/08       1/31/81              $1,083.33     Straight Life Annuity     Life
-------------------------------------------------------------------------------------------------------------
Kearns, Richard O.         3/3/26       10/1/91              $3,083.33       11 Year Certain      10/01/2002
-------------------------------------------------------------------------------------------------------------
Ketcham, Walter A.         1/5/22       12/1/90              $3,083.33       14 Year Certain      12/01/2004
-------------------------------------------------------------------------------------------------------------
Klett, Gordon A.          4/29/25        5/4/84              $  583.45     Straight Life Annuity     Life
-------------------------------------------------------------------------------------------------------------
Langdon, Robert E.        5/31/18       5/17/88              $1,833.33       10 Year Certain      05/01/1998
-------------------------------------------------------------------------------------------------------------
Ray, Richard G.            7/6/19       7/25/89              $2,333.33       10 Year Certain      07/01/1999
-------------------------------------------------------------------------------------------------------------
Roeschlaub, Jean C.       6/12/23       12/1/93              $3,083.33       13 Year Certain      11/01/2006
-------------------------------------------------------------------------------------------------------------
Springer, J. Robert       4/25/14       4/17/84              $  733.33     Straight Life Annuity     Life
-------------------------------------------------------------------------------------------------------------
Steele, Jack D.           12/7/23      10/25/94              $3,083.33       15 Year Certain      10/01/2009
-------------------------------------------------------------------------------------------------------------
Williams, Gex E.          6/10/27      10/22/96              $3,483.33       15 Year Certain      10/01/2011
-------------------------------------------------------------------------------------------------------------

* Date of last Payment